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                                                                  EXHIBIT 10.3.4


                  EMPLOYEE NONQUALIFIED STOCK OPTION AGREEMENT
                                    UNDER THE
              BUILD-A-BEAR WORKSHOP, INC. 2004 STOCK INCENTIVE PLAN


                  THIS AGREEMENT, made this _______ day of __________, _____, by and between Build-A-Bear Workshop, Inc., a Delaware corporation ("Company"), and ____________ ("Optionee"),

                  WITNESSETH THAT:

                  WHEREAS, the Board of Directors of the Company ("Board of Directors") has adopted the Build-A-Bear Workshop, Inc. 2004 Stock Incentive Plan (the "Plan") pursuant to which options covering an aggregate of 2,700,000 shares of the Common Stock of the Company may be granted to employees and directors of the Company, a parent or subsidiary, as such terms are defined in the Plan; and

                  WHEREAS, Optionee is now an employee of the Company, a parent or a subsidiary; and

                  WHEREAS, the Company desires to grant to Optionee certain nonqualified options to purchase certain shares of its stock under the terms of the Plan;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, it is covenanted and agreed as follows:

                  1. Grant Subject to Plan. This option is granted under and is expressly subject to all the terms and provisions of the Plan, and the terms of such Plan are incorporated herein by reference. Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. Terms not defined herein shall have the meaning ascribed thereto in the Plan. The Committee referred to in Section 4 of the Plan ("Committee") has been appointed by the Board of Directors, and designated by it, as the Committee to make grants of options.

                  2. Grant and Terms of Option. Pursuant to action of the Committee, [which action was taken on ____________, _____ ("Date of Grant"),] [OR] [effective as of the date the Securities and Exchange Commission declares the Company's registration statement filed with respect to the initial public offering of the Common Stock effective ("Date of Grant"),]1/ the Company grants to Optionee the option to purchase all or any part of _____________ (__________) shares of the Common Stock of the Company, of the par value of $____ per share ("Common Stock"), for a period of ten (10) years from the Date of Grant, at a purchase price per share equal to the initial price to the public as set forth in the final prospectus included in the registration statement filed with the Securities and Exchange Commission for the initial public offering of


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1/   [If this alternative is selected most of Section 4 can be deleted.]

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the Common Stock; provided, however, that the right to exercise such option shall be, and is hereby, restricted as follows:

                           (a)      No shares may be purchased prior to
         __________, _____; that at any time during the term of this option on or after __________, _____, Optionee may purchase up to 25% of the total number of shares to which this option relates; that at any time during the term of this option on or after __________, _____, Optionee may purchase up to an additional 25% of the total number of shares to which this option relates; that at any time during the term of this option on or after __________, _____, Optionee may purchase up to an additional 25% of the total number of shares to which this option relates; and that at any time on or after __________, _____, Optionee may purchase up to an additional 25% of the total number of shares to which this option relates; so that on or after __________, _____, during the term hereof, Optionee will have become entitled to purchase the entire number of shares to which this option relates.

                           (b) Notwithstanding the foregoing, in the event of a Change of Control Optionee may purchase 100% of the total number of shares to which this option relates. For purposes of this Agreement, a Change in Control means:

                                    (1)      The purchase or other acquisition
                  (other than from the Company) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then-outstanding shares of common stock of the Company or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors; or

                                    (2)      Individuals who, as of the date
                  hereof, constitute the Board of Directors of the Company (the "Board" and, as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this section, considered as though such person were a member of the Incumbent Board; or

                                    (3)      Approval by the stockholders of the
                  Company of a reorganization, merger or consolidation, in each case with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more


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                  than 50% of, respectively, the common stock and the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation's then-outstanding voting securities, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

                           (c) In no event may this option or any part thereof be exercised after the expiration of ten (10) years from the Date of Grant.

                           (d) The purchase price of the shares subject to the option may be paid for (i) in cash, (ii) in the discretion of the Committee, by tender of shares of Common Stock already owned by Optionee, or (iii) in the discretion of the Committee, by a combination of methods of payment specified in clauses (i) and (ii), all in accordance with Section 6 of the Plan. Notwithstanding the preceding sentence, Optionee may request that the Committee agree that payment in full of the option price need not accompany the written notice of exercise; provided that, the notice of exercise directs that the certificate or certificates for the shares of Common Stock for which the option is exercised be delivered to a licensed broker acceptable to the Committee as the agent for Optionee and, at the time such certificate or certificates are delivered, the broker tenders to the Committee cash (or cash equivalents acceptable to the Committee) equal to the option price for the shares of Common Stock purchased pursuant to the exercise of the option plus the amount (if any) of any withholding obligations on the part of the Company. Such request may be granted or denied in the sole discretion of the Committee.

                           (e) No shares of Common Stock may be tendered in exercise of this option if such shares were acquired by Optionee through the exercise of an Incentive Stock Option (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended), unless (i) such shares have been held by Optionee for at least one year, and (ii) at least two years have elapsed since such Incentive Stock Option was granted.

                           (f) The Optionee shall not participate in or be a party to the Stockholders' Agreement.

                  3. Anti-Dilution Provisions. In the event that, during the term of this Agreement, there is any change in the number of shares of outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the number of shares covered by this option agreement and the price thereof shall be adjusted, to the same proportionate number of shares and price as in this original agreement.

                  4. Investment Purpose and Other Restrictions on Transfer. Optionee represents that, in the event of the exercise by Optionee of the option hereby granted, or any part thereof, he or she intends to purchase the shares acquired on such exercise for investment and not with a view to resale or other distribution; except that the Company, at its election, may waive or release this condition in the event the shares acquired on exercise of the option are registered


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under the Securities Act of 1933, or upon the happening of any other contingency which the Company shall determine warrants the waiver or release of this condition. Optionee agrees that the certificates evidencing the shares acquired by him or her on exercise of all or any part of this option, may bear a restrictive legend, if appropriate, indicating that the shares have not been registered under said Act and are subject to restrictions on the transfer thereof, which legend may be in the following form (or such other form as the Company shall determine to be proper), to-wit:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, but have been issued or transferred to the registered owner pursuant to the exemption afforded by Section 4(2) of said Act. No transfer or assignment of these shares by the registered owner shall be valid or effective, and the issuer of these shares shall not be required to give any effect to any transfer or attempted transfer of these shares, including without limitation, a transfer by operation of law, unless (a) the issuer shall have received an opinion of its counsel that the shares may be transferred without requirement of registration under said Act, or (b) there shall have been delivered to the issuer a 'no-action' letter from the staff of the Securities and Exchange Commission, or (c) the shares are registered under said Act."

                  In addition to the restrictions described above, Optionee may not sell, pledge, transfer, donate, assign or otherwise dispose of (collectively, "transfer"), whether voluntarily or by operation of law, any shares of Common Stock acquired pursuant to the exercise of an option under this Agreement except as provided in this Section 4.

                           (a)      Right of First Refusal.

                                    (1)      If the Optionee intends to transfer
                  any shares of Common Stock pursuant to a bona fide purchase offer of an offeror ("Offeror"), the Optionee shall deliver to the Company a written notice (the "Notice") of such intention to transfer such shares, setting forth in reasonable detail:
                  (i) the proposed price, (ii) the number of shares proposed to be transferred, (iii) the other terms and conditions of the proposed transfer of such shares, (iv) an offer to sell the shares to the Company as provided herein and (v) the identity of the Offeror. The shares proposed to be transferred are hereinafter referred to as the "Offered Shares."

                                    (2)      The Company may elect to purchase
                  all (but not less than all) of the Offered Shares at any time during the thirty (30) day period following its receipt of the Notice. The Company shall be entitled to purchase the Offered Shares from the Optionee at the same price and on the same terms and conditions as those pursuant to which the Optionee proposes to transfer the Offered Shares, as described in the Notice. If the Company fails to respond to such offer within the 30-day period, it shall be deemed to have rejected the offer.


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                                    (3)      Unless the Optionee and the Company
                  otherwise agree, the closing of the purchase of the Offered Shares shall take place at the principal offices of the Company at 10:00 a.m. on the tenth day (or if such day is not a business day on the next business day) after the expiration of the 30-day period. At the closing, the Optionee shall tender the Offered Shares, together with appropriate instruments of transfer endorsed to the Company, and the Company shall tender a certified check, cashier's check or a wire transfer of immediately available funds in the amount of the purchase price therefor.

                                    (4)      If the Offered Shares are not
                  purchased by the Company pursuant to this Section 4, the Optionee shall be entitled to sell all of the Offered Shares to the Offeror at the price and on the terms and conditions specified in the Notice, provided that such sale is consummated within one-hundred twenty (120) days from the date the Notice is delivered to the Company. For any sale of shares after such one-hundred twenty (120) day period, the Optionee shall give a new notice which shall reinstate the rights of the Company set forth in this Section 4 to purchase the Offered Shares.

                           (b) Take-Along Rights. If an offeror desires to purchase all of the outstanding shares of Common Stock and if the owners of at least 50% of the outstanding shares desire to make such sale, the Optionee agrees to sell all of his or her shares to such offeror on the terms and conditions approved by the owners of at least 50% of the outstanding shares.

                           (c) Effect of Prohibited Transfer. If any transfer of shares is made or attempted by an Optionee other than in accordance with the terms of this Agreement, the Company may refuse for any purpose to recognize any transferee who receives shares and any such transferee shall have no right to claim or retain any dividends on such shares which were paid or become payable subsequent to the date on which the prohibited transfer was made or attempted. In addition to any other legal or equitable rights that it may have, the Company may enforce its rights by specific performance to the extent permitted by law.

                           (d) Buy-Back Rights. If the Optionee terminates employment for any reason, the Optionee must, upon request by the Committee, sell his or her shares of Common Stock to the Company at a price equal to the Fair Market Value of such shares of Common Stock on the date of such sale. The Company shall exercise the buy-back right with respect to the Optionee no later than twelve (12) months after the date the Optionee terminates employment.

                           (e) Exceptions to Transfer Restrictions. Notwithstanding anything to the contrary in this Agreement, the restrictions upon transfer set forth in this Section 4 shall not apply to a transfer of shares of Common Stock by an Optionee to any of (i) the Optionee's heirs, executors, administrators or other personal representative upon death of the Optionee or (ii) the Optionee's spouse, children or grandchildren, or a trust for their or


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         the Optionee's benefit; provided that, the restrictions on transfer in this Section 4 shall continue to apply to the shares received by any such permitted transferee, including without limitation that such permitted transferee shall not again transfer such shares except in accordance with this Section 4.


         (f) Termination of Transfer Restrictions. The restrictions described in Sections 4(a) through 4(e) shall terminate on the earlier of a Public Offering of shares of Common Stock or mutual agreement of the parties to this Agreement.

                  5. Non-Transferability. Neither the option hereby granted nor any rights thereunder or under this Agreement may be assigned, transferred or in any manner encumbered except by will or the laws of descent and distribution, and any attempted assignment, transfer, mortgage, pledge or encumbrance except as herein authorized, shall be void and of no effect. The option may be exercised during Optionee's lifetime only by Optionee or his or her guardian or legal representative.

                  6. Termination of Employment. In the event of the termination of employment of Optionee other than by death, the option granted may no longer be exercised on or after the date of such termination. If the Optionee's employment is terminated other than for cause, the determination of which shall be made in the sole discretion of the Committee, the option may be exercised, to the extent it was eligible for exercise at the date of such termination of employment, at any time within three (3) months after such termination, but not after ten (10) years from the Date of Grant.

                  7. Death of Optionee. In the event of the death of Optionee during the term of this Agreement and while he or she is employed by the Company (or its parent or a subsidiary) or within three (3) months after the termination of his or her employment, this option shall become fully vested (if not already fully vested) and may be exercised by a legatee or legatees of Optionee under his or her last will, or by his or her personal representatives or distributees, at any time within a period of one year after his or her death, but not after ten (10) years from the Date of Grant, and only if he or she was entitled to exercise the option at the date of his or her death.

                  8. Shares Issued on Exercise of Option. It is the intention of the Company that on any exercise of this option it will transfer to Optionee shares of its authorized but unissued stock or transfer Treasury shares, or utilize any combination of Treasury shares and authorized but unissued shares, to satisfy its obligations to deliver shares on any exercise hereof.

                  9. Committee Administration. This option has been granted pursuant to a determination made by the Committee, and such Committee or any successor or substitute committee authorized by the Board of Directors or the Board of Directors itself, subject to the express terms of this option, shall have plenary authority to interpret any provision of this option and to make any determinations necessary or advisable for the administration of this option and the exercise of the rights herein granted, and may waive or amend any provisions hereof in any manner not adversely affecting the rights granted to Optionee by the express terms hereof.


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                  10.      Option Not an Incentive Stock Option. It is intended
that this option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

                  11. No Contract of Employment. Nothing contained in this Agreement shall be considered or construed as creating a contract of employment for any specified period of time.

                  12. Severability. Any word, phrase, clause, sentence or other provision herein which violates or is prohibited by any applicable law, court decree or public policy shall be modified as necessary to avoid the violation or prohibition and so as to make this Agreement enforceable as fully as possible under applicable law, and if such cannot be so modified, the same shall be ineffective to the extent of such violation or prohibition without invalidating or affecting the remaining provisions herein.

                  13. Non-Waiver of Rights. The Company's failure to enforce at any time any of the provisions of this agreement or to require at any time performance by Optionee of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this agreement, or any part hereof, or the right of the Company thereafter to enforce each and every provision in accordance with the terms of this agreement.

                  14. Entire Agreement; Amendments. No modification, amendment or waiver of any of the provisions of this agreement shall be effective unless in writing specifically referring hereto, and signed by the parties hereto. This agreement supersedes all prior agreements and understandings between Optionee and the Company to the extent that any such agreements or understandings conflict with the terms of this agreement.

                  15. Assignment. This agreement shall be freely assignable by the Company to and shall inure to the benefit of, and be binding upon, the Company, its successors and assigns and/or any other entity which shall succeed to the business presently being conducted by the Company.

                  16. Choice of Forum and Governing Law. In light of the Company's substantial contacts with the State of Missouri, the parties' interests in ensuring that disputes regarding the interpretation, validity and enforceability of this agreement are resolved on a uniform basis, and the Company's execution of, and the making of, this agreement in Missouri, the parties agree that: (i) any litigation, validity and/or enforceability of the agreement, shall be filed and conducted exclusively in the state or federal courts in St. Louis County, Missouri; and (ii) the agreement shall be interpreted in accordance with and governed by the laws of the State of Delaware, without regard for any conflict of law principles.


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                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by the undersigned officer pursuant to due authorization, and Optionee has signed this Agreement to evidence his or her acceptance of the option herein granted and of the terms hereof, all as of the date hereof.

                                    BUILD-A-BEAR WORKSHOP, INC.

                                    By
                                       ----------------------------------------
ATTEST:

------------------------------
Secretary
                                    -------------------------------------------
                                    Optionee


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